Exhibit 99.01

Shutterfly Announces First Quarter 2010 Financial Results

●	Net revenues increase 27% year-over-year to $45.7 million
●	37th consecutive quarter of year-over year net revenue growth
●	GAAP net loss of ($0.18) per diluted share
●	Adjusted EBITDA of $3.4 million

REDWOOD CITY, April 28, 2010 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading Internet-based social expression and personal publishing service, today announced financial results for the three months ended March 31, 2010.

“Consistent execution against our key strategic initiatives and relentless focus on innovation and the customer drove a 27% year-over-year increase in revenue for the first quarter of 2010,” said President and Chief Executive Officer Jeffrey Housenbold.  “Our strong performance was fueled by continued growth in our line of personalized products and services which grew 43% over Q1 2009.”

First Quarter 2010 Financial Highlights

●	Net revenues totaled $45.7 million, a 27% year-over-year increase.
●	First quarter 2010 represents the 37th consecutive quarter of year-over-year net revenue growth.
●	Personalized Products & Services net revenues totaled $30.5 million, a 43% year-over-year increase.
●	Personalized Products & Services net revenues represented 67% of total net revenues.
●	Net revenues from prints declined 2% year-over-year, to $13.7 million.
●	Commercial print net revenues totaled $1.5 million.
●	Existing customers generated 73% of total net revenues.
●	Gross profit margin was 51% of net revenues, compared to 45% in the first quarter of 2009.
●	Operating expenses, excluding $4.2 million of stock-based compensation, totaled $26.9 million.
●	GAAP net loss was ($4.7) million, compared to a net loss of ($6.2) million in the first quarter of 2009.
●	GAAP net loss per diluted share was ($0.18), compared to ($0.25) in the first quarter of 2009.
●	Adjusted EBITDA was $3.4 million, compared to $0.1 million in the first quarter of 2009.
●	At March 31, 2010, the Company had $156.8 million of cash, cash equivalents and short-term investments.

First Quarter 2010 Operating Metrics

●	Transacting customers totaled 1.1 million, a 21% increase over the first quarter of 2009.
●	Orders totaled 1.7 million, a 14% increase over the first quarter of 2009.
●	Average order value was $26.43, a 10% increase over the first quarter of 2009.

Recent Operating Highlights

●	Launched our Local Picture Access feature, lowering barriers to creation of Shutterfly photo books.
●	Enhanced engagement features on Shutterfly Share sites including Facebook Connect, picture tagging, email address import and the Youth Sports Module.
●	Expanded our cards and stationery collection, to include occasions like Baptism, First Communion, and birthday and introduced a series of enhancements to the creation path.

Business Outlook

The Company's current financial expectations for the second quarter and the full year 2010 are as follows:

Second Quarter 2010:

●	Net revenues to range from $43.5 million to $45.5 million, a year-over-year change of 12% to 17%.
●	GAAP gross profit margins to range from 45% to 47% of net revenues.
●	Non-GAAP gross profit margins to range from 47% to 49% of net revenues.
●	GAAP operating loss to range from ($13) million to ($14) million.
●	Non-GAAP operating loss to range from ($8) million to ($9) million.
●	GAAP effective tax rate to range from 32% to 38%.
●	Non-GAAP effective tax rate to range from 35% to 36%.
●	GAAP diluted net loss per share to range from ($0.29) to ($0.34).
●	Non-GAAP diluted net loss per share to range from ($0.18) to ($0.21).
●	Weighted average diluted shares of approximately 26.9 million.
●	Adjusted EBITDA loss to range from ($1.5) million to ($2.5) million.

Full Year 2010:

●	Net revenues to range from $275 million to $285 million, a year-over-year change of 12% to 16%.
●	GAAP gross profit margins to range from 53% to 55% of net revenues.
●	Non-GAAP gross profit margins to range from 54% to 56% of net revenues.
●	GAAP operating income to range from $8 million to $13 million.
●	Non-GAAP operating income to range from $28 million to $33 million.
●	GAAP effective tax rate to range from 33% to 37%.
●	Non-GAAP effective tax rate to range from 35% to 36%.
●	GAAP diluted net income per share to range from $0.20 to $0.29.
●	Non-GAAP diluted net income per share to range from $0.63 to $0.73.
●	Weighted average diluted shares of 29.0 million.
●	Adjusted EBITDA to range from 19% to 20% of net revenues.
●	Capital expenditures to range from 7% to 9% of net revenues.

Notes to the First Quarter 2010 Financial Results, and Business Outlook

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as Adjusted EBITDA minus purchases of property, plant, and equipment, and capitalization of software and website development costs.

Print revenues consist of photo prints in wallet, 2x6, 4x6, 5x7, 8x10, photocards, and large format sizes.

Personalized Products and Services (“PPS”) revenues primarily include photo books, stationery and folded greeting cards, calendars, and photo-based merchandise.  PPS also includes revenue from advertising and sponsorship programs and referral fees.

Commercial printing revenues are a separate component of net revenues and are excluded from prints and PPS revenues.

Average order value is defined as total net revenues, excluding commercial printing revenue, divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued guidance and all such previous guidance should no longer be relied upon.

First Quarter 2010 Conference Call

Management will review the first quarter 2010 financial results and its expectations for the second quarter and full year 2010 on a conference call on Wednesday, April 28, 2010 at 2:00 p.m. Pacific Daylight Time (5:00 p.m. Eastern Daylight Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 970-315-0490.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Thursday, May 13, 2010. To hear the replay, please dial 706-645-9291, replay passcode 64578117.

About Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, non-GAAP income (loss) per share, adjusted EBITDA and free cash flow.  For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the second quarter and full year 2010 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-K for the year ended December 31, 2009, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly
Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing service.  Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner.  Shutterfly's flagship product is its award-winning photo book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books.  More information about Shutterfly (NASDAQ:SFLY) is available at www.shutterfly.com.  Shutterfly and Shutterfly.com are trademarks of Shutterfly, Inc.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: John Kaelle, 650-610-3541 jkaelle@shutterfly.com

Shutterfly, Inc.
Condensed Consolidated Statement of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended
	March 31,
	2010	2009

Net revenues	$45,742	$36,012
Cost of net revenues	22,578	19,672
Gross profit	23,164	16,340
Operating expenses:
Technology and development	12,169	10,994
Sales and marketing	10,157	7,797
General and administrative	8,801	6,945
Total operating expenses	31,127	25,736
Loss from operations	(7,963)	(9,396)
Interest expense	(21)	(88)
Interest and other income, net	242	324
Loss before income taxes	(7,742)	(9,160)
Benefit from income taxes	3,011	2,928
Net loss	$(4,731)	$(6,232)

Net loss per share - basic and diluted	$(0.18)	$(0.25)

Weighted-average shares outstanding - basic and diluted	26,238	25,148

Stock-based compensation is allocated as follows:
Cost of net revenues	$131	$95
Technology and development	801	633
Sales and marketing	1,102	716
General and administrative	2,340	1,360
	$4,374	$2,804

Shutterfly, Inc.
Condensed Consolidated Balance Sheet
(In thousands, except par value amounts)
(Unaudited)

	March 31,	December 31,
	2010	2009

ASSETS
Current assets:
Cash and cash equivalents	$109,264	$132,812
Short-term investments	47,550	47,925
Accounts receivable, net	4,297	5,472
Inventories	2,751	2,968
Deferred tax asset, current portion	2,481	2,243
Prepaid expenses and other current assets	9,938	4,501
Total current assets	176,281	195,921
Property and equipment, net	41,858	41,845
Goodwill and intangible assets, net	12,932	13,406
Deferred tax asset, net of current portion	15,987	14,674
Other assets	5,339	5,467
Total assets	$252,397	$271,313

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,782	$13,116
Accrued liabilities	13,685	32,793
Deferred revenue	8,236	8,602
Total current liabilities	27,703	54,511
Other liabilities	1,671	1,638
Total liabilities	29,374	56,149

Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 26,799 and 25,909 shares issued and
outstanding on March 31, 2010 and December 31, 2009, respectively	3	3
Additional paid-in-capital	239,000	226,410
Accumulated deficit	(15,980)	(11,249)
Total stockholders' equity	223,023	215,164
Total liabilities and stockholders' equity	$252,397	$271,313

Shutterfly, Inc.
Condensed Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)
	Three Months Ended
	March 31,
	2010	2009

Cash flows from operating activities:
Net loss	$(4,731)	$(6,232)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,373	6,249
Amortization of intangible assets	647	457
Stock-based compensation, net of forfeitures	4,374	2,804
Loss on disposal of property and equipment	-	13
Deferred income taxes	(1,551)	1,961
Tax benefit from stock-based compensation	2,653	-
Excess tax benefits from stock-based compensation	(2,876)	-
Changes in operating assets and liabilities:
Accounts receivable, net	1,175	2,705
Inventories	217	482
Prepaid expenses and other current assets	(5,437)	(4,671)
Other assets	(47)	(337)
Accounts payable	(8,688)	(7,786)
Accrued and other liabilities	(20,007)	(14,412)
Deferred revenue	(366)	(491)
Net cash used in operating activities	(28,264)	(19,258)

Cash flows from investing activities:
Purchases of property and equipment	(3,243)	(2,150)
Capitalization of software and website development costs	(802)	(824)
Proceeds from the sale of auction rate securities	375	-
Net cash used in investing activities	(3,670)	(2,974)

Cash flows from financing activities:
Principal payments of capital lease obligations	(3)	(59)
Proceeds from issuance of common stock upon exercise of stock options	5,513	57
Excess tax benefits from stock-based compensation	2,876	-
Shares withheld for payment of employee's withholding tax liability	-	(56)
Net cash provided by (used in) financing activities	8,386	(58)

Net decrease in cash and cash equivalents	(23,548)	(22,290)
Cash and cash equivalents, beginning of period	132,812	88,164
Cash and cash equivalents, end of period	$109,264	$65,874

Supplemental schedule of non-cash investing activities
Net increase in accrued purchases of property and equipment	2,291	2,008

Shutterfly, Inc.
User Metrics Disclosure

	Three Months Ended
	March 31,
	2010		2009

User Metrics

Customers	1,072,718		887,699
year-over-year growth	21%		(1%)

Orders	1,673,465		1,471,352
year-over-year growth	14%		(9%)

Average order value (1)	$26.43		$24.01
year-over-year growth	10%		13%

Average orders per customer	1.6	x	1.7	x

(1) Average order value excludes commercial printing revenue

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

		Forward-Looking Guidance
		GAAP					Non-GAAP
		Range of Estimate		Adjustments			Range of Estimate
		From	To	From	To		From	To

	Three Months Ending June 30, 2010

	Net revenues	$43.5	$45.5	-	-		$43.5	$45.5
	Gross profit margin	45%	47%	2%		[a]	47%	49%
	Operating loss	($14)	($13)	$5		[b]	($9)	($8)
	Operating margin	(31%)	(28%)	11%		[b]	(20%)	(17%)

	Stock-based compensation	$4.3	$4.3	$4.3	$4.3		-	-
	Amortization of intangible assets	$0.6	$0.6	$0.6	$0.6		-	-

	Adjusted EBITDA*						($2.5)	($1.5)

	Diluted loss per share	($0.34)	($0.29)	$0.13	$0.11	[c]	($0.21)	($0.18)
	Diluted shares	26.9	26.9	-	-		26.9	26.9
	Effective tax rate	32%	38%	3%	(2%)	[d]	35%	36%

	Twelve Months Ending December 31, 2010

	Net revenues	$275.0	$285.0	-	-		$275.0	$285.0
	Gross profit margin	53%	55%	1%		[e]	54%	56%
	Operating income	$8	$13	$20		[f]	$28	$33
	Operating margin	3%	5%	7%		[f]	10%	12%

	Stock-based compensation	$17.4	$17.4	$17.4	$17.4		-	-
	Amortization of intangible assets	$2.4	$2.4	$2.4	$2.4		-	-

	Adjusted EBITDA*						$52	$57
	Adjusted EBITDA* margin						19%	20%

	Diluted earnings per share	$0.20	$0.29	$0.43	$0.44	[g]	$0.63	$0.73
	Diluted shares	29.0	29.0	-	-		29.0	29.0
	Effective tax rate	33%	37%	2%	(1%)	[h]	35%	36%

	Capital expenditures (% of net revenues)	7%	9%				7%	9%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $100k and amortization of purchased intangible assets of approximately $500k.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $4.3 million and amortization of purchased intangible assets of approximately $600k.
[c]	Reflects the estimated adjustments in item [b] and the income tax impact related to these adjustments.
[d]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [b].
[e]	Reflects estimated adjustments for stock-based compensation expense of approximately $500k and amortization of purchased intangible assets of approximately $2.2 million.
[f]	Reflects estimated adjustments for stock-based compensation expense of approximately $17.4 million and amortization of purchased intangible assets of approximately $2.4 million.
[g]	Reflects the estimated adjustments in item [f] and the income tax impact related to these adjustments.
[h]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [f].

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2009	2009	2009	2009	2010	2009

GAAP gross profit	$16,340	$18,789	$19,075	$80,580	$23,164	$134,784
Stock-based compensation expense within cost of net revenues	95	82	119	119	131	416
Amortization of intangible assets within cost of net revenues	367	394	460	488	556	1,709
Non-GAAP gross profit	$16,802	$19,265	$19,654	$81,187	$23,851	$136,909

Non-GAAP gross profit margin	47%	50%	49%	62%	52%	56%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2009	2009	2009	2009	2010	2009

GAAP operating income (loss)	$(9,396)	$(9,408)	$(9,055)	36,569	(7,963)	$8,710
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	14,273
Amortization of intangible assets	457	484	550	581	647	2,072
Non-GAAP operating income (loss)	$(6,135)	$(6,090)	$(4,349)	$41,629	$(2,942)	$25,055

Non-GAAP operating margin	(17%)	(16%)	(11%)	32%	(6%)	10%

Shutterfly, Inc.
Reconciliation of GAAP Net Income to Non-GAAP Net Income
(In thousands)
(Unaudited)
	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2009	2009	2009	2009	2010	2009

GAAP net income (loss)	$(6,232)	$(5,655)	$(6,346)	$24,086	$(4,731)	$5,853
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	14,273
Amortization of intangible assets	457	484	550	581	647	2,072
Income taxes associated with certain non-GAAP entries	(1,168)	(1,190)	(1,255)	(1,542)	(2,028)	(5,155)
Non-GAAP net income (loss)	$(4,139)	$(3,527)	$(2,895)	$27,604	$(1,738)	$17,043

Diluted net income (loss) per share:
GAAP	$(0.25)	$(0.22)	$(0.25)	$0.88	$(0.18)	$0.22
Non-GAAP	$(0.16)	$(0.14)	$(0.11)	$1.01	$(0.07)	$0.64

Shares used in GAAP and non-GAAP diluted net income (loss) per-share calculation	25,148	25,246	25,517	27,433	26,238	26,810

Shutterfly, Inc.
Reconciliation of GAAP to Non-GAAP Effective Tax Rate
(In thousands)
(Unaudited)
	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2009	2009	2009	2009	2010	2009

GAAP benefit (provision) for income taxes	$2,928	$3,497	$2,657	(12,596)	3,011	$(3,514)
Income taxes associated with certain non-GAAP entries	(1,168)	(1,190)	(1,255)	(1,542)	(2,028)	(5,155)
Non-GAAP benefit (provision) for income taxes	$1,760	$2,307	$1,402	$(14,138)	$983	$(8,669)

GAAP income (loss) before income taxes	$(9,160)	$(9,152)	$(9,003)	36,682	(7,742)	$9,367
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	14,273
Amortization of intangible assets	457	484	550	581	647	2,072
Non-GAAP income (loss) before income taxes	$(5,899)	$(5,834)	$(4,297)	$41,742	$(2,721)	$25,712

GAAP Effective tax rate	32%	38%	30%	34%	39%	38%

Non-GAAP effective tax rate	30%	40%	33%	34%	36%	34%

Shutterfly, Inc.
Reconciliation of Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2009	2009	2009	2009	2010	2009

GAAP net income (loss)	$(6,232)	$(5,655)	$(6,346)	$24,086	$(4,731)	5,853
Interest expense	88	27	22	20	21	157
Interest and other income, net	(324)	(283)	(74)	(133)	(242)	(814)
Tax provision	(2,928)	(3,497)	(2,657)	12,596	(3,011)	3,514
Depreciation and amortization	6,706	6,779	6,850	6,859	7,020	27,194
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	14,273
Non-GAAP Adjusted EBITDA	$114	$205	$1,951	$47,907	$3,431	$50,177

Shutterfly, Inc.
Reconciliation of Non-GAAP Adjusted EBITDA to Free Cash Flows
(In thousands)
(Unaudited)
	Three Months Ended					Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Dec. 31,
	2009	2009	2009	2009	2010	2009

Non-GAAP Adjusted EBITDA	$114	$205	$1,951	$47,907	$3,431	$50,177
Less: Purchases of property and equipment	(4,158)	(1,826)	(3,811)	(3,969)	(5,534)	(13,764)
Less: Capitalized technology & development costs	(824)	(1,114)	(1,094)	(859)	(802)	(3,891)
Free cash flows	$(4,868)	$(2,735)	$(2,954)	$43,079	$(2,905)	$32,522